                                                                   EXHIBIT 10.19


                                LITTELFUSE, INC.
                    SUMMARY OF EXECUTIVE OFFICER COMPENSATION

      The compensation of executive officers of Littelfuse, Inc. (the "Company") primarily consists of three variable components: base salary, a potential cash bonus under the Company's annual incentive compensation program, and stock options or other awards under the Littelfuse, Inc. Equity Incentive Compensation Plan for Employees and Directors of Littelfuse, Inc. (the "Equity Plan").

SALARIES

      The base salaries for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the other four most highly compensated executive officers of the Company named below (the "Other Executive Officers"), effective July 1, 2006, are as follows:


              NAME AND PRINCIPAL POSITIONS                                      BASE SALARY

        Gordon Hunter, Chairman, President and Chief Executive
        Officer                                                                    $612,000

        Philip G. Franklin, Vice President, Operations Support
        and Chief Financial Officer                                                $331,500

        David Samyn, Vice President and General Manager,
        Electronics Business Unit                                                  $265,200

        David W. Heinzmann, Vice President and General
        Manager, Automotive Business Unit                                          $229,000

        Dal Ferbert, Vice President and General Manager,
        Electrical Business Unit                                                   $219,500

ANNUAL INCENTIVE COMPENSATION PROGRAM

      The minimum, target and maximum amounts to be awarded under the annual incentive compensation program for fiscal year 2007 for Mr. Hunter and each of the Other Executive Officers, subject to achievement of financial objectives of the Company and individual performance objectives, are as follows:


                         NAME AND PRINCIPAL POSITIONS                       MINIMUM, TARGET AND MAXIMUM
                                                                          AMOUNTS AS A PERCENTAGE OF BASE
                                                                                      SALARY

         Gordon Hunter, Chairman, President and Chief Executive
         Officer                                                                   0, 75 & 150%

                         NAME AND PRINCIPAL POSITIONS                       MINIMUM, TARGET AND MAXIMUM
                                                                          AMOUNTS AS A PERCENTAGE OF BASE
                                                                                      SALARY
         Philip G. Franklin, Vice President, Operations Support
         and Chief Financial Officer                                                0, 50 & 100%

         David Samyn, Vice President and General Manager,
         Electronics Business Unit                                                  0, 40 & 80%

         David W. Heinzmann, Vice President and General Manager,
         Automotive Business Unit                                                   0, 40 & 80%

         Dal Ferbert, Vice President and General Manager,
         Electrical Business Unit                                                   0, 40 & 80%

EQUITY PLAN AWARDS

      Annual awards of options relating to fiscal year 2007 have not yet been determined. The annual awards of options to purchase shares of Common Stock of the Company relating to fiscal year 2006, granted on May 5, 2006 with an exercise price of $34.33 per share, under the Equity Incentive Plan to Mr. Hunter and each of the Other Executive Officers are as follows:



                         NAME AND PRINCIPAL POSITIONS                            NUMBER OF SHARES
         Gordon Hunter, Chairman, President and Chief Executive
         Officer                                                                      60,000

         Philip G. Franklin, Vice President, Operations Support and
         Chief Financial Officer                                                      22,000

         David Samyn, Vice President and General Manager, Electronics
         Business Unit                                                                15,000

         David W. Heinzmann, Vice President and General Manager,
         Automotive Business Unit                                                     15,000

         Dal Ferbert, Vice President and General Manager, Electrical
         Business Unit                                                                15,000

      The form of Specimen Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is incorporated herein by reference to Exhibit 10.16 to the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006 (the "2006 Annual Report").

      Annual grants of restricted stock relating to fiscal year 2007 have not yet been determined. The Company made its annual grant of shares of restricted stock relating to fiscal year 2006 on May 5, 2006, pursuant to Performance Shares Agreements with Mr. Hunter and each of the Other Executive Officers under the Equity Plan as follows:


                         NAME AND PRINCIPAL POSITIONS                            NUMBER OF SHARES

         Gordon Hunter, Chairman, President and Chief Executive
         Officer                                                                       6,000

         Philip G. Franklin, Vice President, Operations Support and
         Chief Financial Officer                                                       5,000

         David Samyn, Vice President and General Manager, Electronics
         Business Unit                                                                 5,000

         David H. Heinzmann, Vice President and General Manager,
         Automotive Business Unit                                                      5,000

         Dal Ferbert, Vice President and General Manager, Electrical
         Business Unit                                                                 5,000

      These restricted share awards are subject to the Company attaining certain financial performance goals relating to return on the net tangible assets and earnings before interest, taxes, depreciation and amortization of the Company during the three-year period ending December 31, 2008. The form of Specimen Performance Shares Agreement pursuant to which such grants were made is incorporated herein by reference to Exhibit 10.17 to the 2006 Annual Report.

OTHER BENEFITS

      Each of the officers named above is eligible to participate in the other employee benefit plans of the Company applicable to executive officers, including the Company's Retirement Plan, as amended, the 401(k) Savings Plan, and the Supplemental Executive Retirement Plan, in accordance with the terms and conditions of such plans. These officers are also parties to Change of Control Employment Agreements that, among other things, entitle them to payments upon severance or upon a change of control of the Company.

      These officers also receive certain personal benefits from the Company, the value of which is expected to be less than $50,000 for each of such officers.



WHERE MORE INFORMATION CAN BE FOUND

      Each of the plans and agreements mentioned herein or the forms of awards thereunder are discussed further in the Company's Proxy Statement for 2007 Annual Meeting of Stockholders and, other than as to salaries and the Annual Incentive Compensation Program, are filed as exhibits to the Company's 2006 Annual Report, or will be discussed in the Company's Proxy Statement for 2007 Annual Meeting of Stockholders, each of which can be found on the SEC's website at www.sec.gov.